Scudder
Value
Fund

Semiannual Report
March 31, 1998

Pure No-Load(TM) Funds

For investors seeking long-term growth of capital through investment in undervalued equity securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                               Scudder Value Fund

--------------------------------------------------------------------------------
Date of Inception: 12/31/92   Total Net Assets as of      Ticker Symbol:  SCVAX
                              3/31/98: $505.6 million
--------------------------------------------------------------------------------

o For the six-month period ended March 31, 1998, Scudder Value Fund returned 15.61%, which exceeded the 11.55% average growth fund return according to Lipper Analytical Services for the same period.

o With the Asian crisis influencing the markets in the fourth quarter of 1997, value stocks outperformed growth stocks. However, the situation reversed somewhat during the first quarter of 1998, as Asian concerns abated and growth outperformed value.

o Management continued to find attractively valued stocks across a broad range of industries, despite the relatively high valuation of the market in aggregate.

o The Fund was assigned an overall 4-star risk-adjusted rating from Morningstar among 2,437 domestic equity funds as of March 31, 1998.^1


                                Table of Contents

   3  Letter from the Fund's President    20  Financial Highlights
   4  Performance Update                  21  Notes to Financial Statements
   5  Portfolio Summary                   25  Shareholder Meeting Results
   6  Portfolio Management Discussion     28  Officers and Trustees
   9  Glossary of Investment Terms        29  Investment Products and Services
  10  Investment Portfolio                30  Scudder Solutions
  17  Financial Statements




^1 Source: Morningstar. Ratings are subject to change monthly and are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects Fund performance below 90-day T-bill returns. In an investment category, 10% of funds receive 5 stars and the next 22.5% receive 4 stars. In the domestic equity category, the Fund received a 4 star rating for the three-year period and a 5 star rating for the five-year period. The Fund is not rated for the ten-year period because it commenced operations on 12/31/92. Past performance is no guarantee of future results.

                             2 - Scudder Value Fund

                        Letter from the Fund's President


Dear Shareholders,

     As we began Scudder Value Fund's six-month fiscal period last fall, the environment was clouded by the Asian financial crisis and the October market correction. Concerns eased by the beginning of 1998, as the anticipated flood of cheap imports from Asia and sharply lower corporate earnings for U.S. corporations failed to appear. Meanwhile, the U.S. economy remains healthy and things are looking up in many foreign markets, especially Europe.

     While valuations of U.S. stocks are relatively high from our standpoint, we think that many opportunities remain for long-term investors. On the following pages, lead portfolio manager Donald Hall discusses some of the opportunities he sees in managing Scudder Value Fund, as well as the investment environment over the six-month fiscal period.

     At the beginning of 1998, the Fund's investment adviser changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens & Clark, Inc., reflecting the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. We think this combination is very positive, and will provide your Fund's manager with expanded resources in managing the Fund.

     For those of you who are interested in new Scudder products, we recently introduced three new industry sector funds that comprise the Choice Series:
Scudder Financial Services Fund, Scudder Health Care Fund, and Scudder Technology Fund. In addition, April 6th marked the debut of our latest entrant in the growth and income category, Scudder Real Estate Investment Fund. For further information on any of these new funds, please call 1-800-225-2470.

     Thank you for your continued investment in Scudder Value Fund. If you have any questions about your account, please call Scudder Investor Relations at the toll-free number above, or visit our Web site at http://funds.scudder.com.

     Sincerely,

     /s/ Daniel Pierce

     Daniel Pierce
     President,
     Scudder Value Fund


                             3 - Scudder Value Fund

PERFORMANCE UPDATE as of March 31, 1998
----------------------------------------------------------------
Fund Index Comparisons
----------------------------------------------------------------
                            Total Return
--------------------------------------------
Period Ended   Growth of             Average
3/31/98         $10,000  Cumulative  Annual
--------------------------------------------
Scudder Value Fund
--------------------------------------------
1 Year         $ 14,594    45.94%    45.94%
5 Year         $ 25,372   153.72%    20.47%
Life of Fund*  $ 27,740   177.40%    21.45%
--------------------------------------------
S&P 500 Index
--------------------------------------------
1 Year         $ 14,802    48.02%    48.02%
5 Year         $ 27,470   174.70%    22.38%
Life of Fund*  $ 28,670   186.70%    22.22%
--------------------------------------------
*The Fund commenced operations on December 31, 1992.

-----------------------------------------------------------------
Growth Of A $10,000 Investment
-----------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

SCUDDER VALUE FUND
Year            Amount
----------------------
12/92*         $10,000
3/93           $10,933
3/94           $10,830
3/95           $12,069
3/96           $15,470
3/97           $19,007
3/98           $27,740

S&P 500 INDEX
Year            Amount
----------------------
12/92*         $10,000
3/93           $10,437
3/94           $10,590
3/95           $12,237
3/96           $16,165
3/97           $19,369
3/98           $28,670

The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter Market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns And Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly Periods Ended March 31

                       1993*    1994      1995      1996      1997      1998
                     ----------------------------------------------------------
NET ASSET VALUE...   $ 13.12  $ 12.47   $ 13.64   $ 16.48   $ 18.64   $ 25.03
INCOME DIVIDENDS..   $    --  $   .11   $   .12   $   .04   $   .07   $   .24
CAPITAL GAINS
DIVIDENDS.........   $    --  $   .43   $   .13   $   .92   $  1.48   $  1.65
FUND TOTAL
RETURN (%)........      9.33     -.94     11.44     28.18     22.86     45.94
INDEX TOTAL
RETURN (%)........      4.37     1.48     15.57     32.10     19.83     48.02

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the average annual total return for the Fund for the one year, five year and life of Fund periods would have been lower.


                             4 - Scudder Value Fund

PORTFOLIO SUMMARY as of March 31, 1998
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Equity Securities                  76%
Cash Equivalents                   24%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's effective cash position
was actually lower at 9% of
assets, reflecting our short-term
use of S&P 500 Index futures to
gain market exposure as we
searched for stocks that met our
valuation criteria.

--------------------------------------------------------------------------
Sectors
(Excludes 24% Cash Equivalents)
--------------------------------------------------------------------------
Financial                          21%
Manufacturing                      10%
Durables                            9%
Media                               7%
Transportation                      7%
Energy                              7%
Technology                          6%
Communications                      6%
Service Industries                  6%
Other                              21%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Sectors that performed well in
the fourth quarter of 1997
tended to lag during the first
quarter of 1998.

--------------------------------------------------------------------------
Ten Largest Equity Holdings
(19% of Portfolio)
--------------------------------------------------------------------------

1.   WPP GROUP PLC
     Advertising agency
2.   BANKAMERICA CORP.
     Commercial banking in California
3.   MAGNA INTERNATIONAL, INC.
     Manufacturer of automotive parts
4.   HARRIS CORP.
     Manufacturer of electronic systems,
     semiconductors, communications and office equipment
5.   DELTA AIR LINES, INC.
     Scheduled air transportation for passengers
6.   FORD MOTOR CO.
     Leading automobile manufacturer
7.   AMERICAN HOME PRODUCTS CORP.
     Major diversified pharmaceutical company
8.   FIRST UNION CORP.
     Commercial banking in the southeast
9.   BELL ATLANTIC CORP.
     Provider of telecommunications services
10.  MOBIL CORP.
     Diversified petroleum company

The Fund's strongest performers
during the period were from a
broad range of businesses,
primarily reflecting our individual
stock selection approach.

-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                             5 - Scudder Value Fund

                         Portfolio Management Discussion

In the following interview, Donald Hall, lead portfolio manager of Scudder Value Fund, discusses the market environment and his team's investment strategy during the six-month report period.

Q: How did stocks in general perform over the six-month period ended March 31, 1998?

A: Fearing a spread of the Asian economic flu, the U.S. stock market was choppy last fall. So far this year, however, its advance has been anything but uneven. During the first quarter of 1998, the U.S. stock market rose 15%. The continued backdrop of growing profits and subdued inflation has been ideal for equity investors. The financial crisis in Asia took some of the steam out of the U.S. economy, hurting the earnings of some companies but alleviating the threat of economic overheating in the United States.

During the final three months of last year, value stocks performed better than the overall market. However, market sentiment changed in the first three months of 1998 as growth stocks -- many with high price to earnings ratios -- led the strong market. Over the six months, large capitalization stocks, which dominate the S&P 500 Index, outpaced the broader market. The S&P 500 returned 17.22% for the six months, while the S&P MidCap 400 Index trailed with a return of 11.94%.

Q: How did the Scudder Value Fund perform for the six-month period?

A: The Fund returned 15.61%, exceeding the 11.55% average return of growth funds, according to Lipper Analytical Services. Longer term, the Fund returned 45.94% for the 12-month period ended March 31, 1998, versus the Lipper category average of 42.90%.

Q: In general, what does a strong overall market mean for the Fund?

A: It is difficult for low p/e funds to keep up in a rapidly rising market. A case in point is the Fund's outperformance of the S&P 500 and its Lipper group in four out of the last five calendar years. The year it lagged the market, 1995, was the strongest year for the S&P 500 when it was up 37.58%. The Fund trailed with a 30.17% return.

Q: And in down markets?

A: We believe a disciplined value orientation keeps the Fund out of speculative sectors, and as such, provides a certain amount of protection in down markets. Over the last five calendar years, we have seen only one slightly down year -- 1994 -- and the Fund held up relatively well. Looking at downside protection in another way, there have been 27 days in the last 12 months in which the S&P 500 declined more than 1%. The Fund outperformed on 26 of those 27 down days.

Q: What sectors and stocks contributed most to the Fund's performance over the six months?

A: Sectors that performed best during the fourth quarter of 1997 tended to lag during the first quarter of 1998 due to the change in character of the market that occurred around the beginning of the year. The list of strongest contributors is nicely mixed across many sectors. Telephone company stocks were strong. Many investors had written off the RBOC's (regional Bell operating companies) as dinosaurs -- Ameritech was up 50%. Retailers, led by a continued


                             6 - Scudder Value Fund
recovery of Wal-Mart, out-performed. Utilities also recovered. The turnaround in Unicom, up over 50%, was the most dramatic. Other stocks doubling the market return or better included Ford, Fannie Mae, Lyondell, AMR, WPP Group, Electronic Data Systems, Corp., Energy Group, Heinz, Tenet Healthcare, Nationwide Financial, and Royal Caribbean.

Q: Were there any disappointing areas?

A: As a group, the Fund's energy holdings turned in barely positive returns over the six months. These stocks were influenced by a sharp decline in the price of crude oil. Fortunately, the Fund was relatively underweighted in the energy sector. The Fund's exposure to technology was also light and generally disappointing. The momentum at Philips Electronics was truncated and the stock was off by about 10%. The position in Philips had been pared back earlier, which mitigated the impact.

Q: In the past, you've mentioned BankAmerica, Allstate, MBIA, Ford, Harris, and WPP Group as particularly attractive stocks. Are these still held by the Fund?

A: These stocks were all holdings at the end of the period and, except for Allstate, were all among the 20 largest holdings. They have performed well, and are still attractive based on our investment criteria. WPP Group is now the Fund's largest position. This company is an unfamiliar name to most investors, even though it is the world's largest advertising firm and the parent of such venerable firms as J. Walter Thompson and Ogilvy and Mather. Global advertising companies such as WPP are benefiting from the expanding budgets of global consumer companies. The company has a leading market position, with over 300 of the Fortune 500 as clients. Recent bookings have been strong. The stock sells at a discount not only to comparable publicly held competitors, but also to the market.

Q: The Fund's assets increased more than 40% in the first three months of 1998 alone. Is the Fund's growth a problem?

A: No. Despite the Fund's growth, total assets are less than $600 million, a size large enough to keep the expense ratio below the average equity fund, but also not so large that it is difficult to manage.

Q: Are you still able to find good investment opportunities at this market level?

A: We consider the long-term holdings previously mentioned very attractive despite recent price appreciation. The financial sector has served the Fund well for several years, and it remains fruitful due to a favorable macroeconomic environment, cost savings through greater use of technology and consolidation, and relatively low market valuations. We expect 1998 to be a year of record consolidation for U.S. financial institutions -- not only for banks, but also securities brokers and insurance companies. Several of the Fund's holdings have already been affected by consolidation, including BankAmerica, Travelers, NationsBank, EXEL, and MidOcean. New additions in the financial sector include First Union and PMI Group. These quality companies were purchased recently at only 15x estimated 1998 earnings. We also found excellent values among companies


                             7 - Scudder Value Fund
in other sectors, including Delta Airlines (9x) and Sante Fe International
(13x). A highly valued market may limit absolute returns, but it can increase the relative advantage of a low p/e portfolio.

Q: What is your market outlook?

A: Suffice it to say that the market has been much stronger than almost anybody expected. Our job is to find the best quality companies at the best price. The market, as defined by the S&P 500, is selling at 25x earnings estimates for 1998. This is a record high earnings multiple, but it will probably stay high unless earnings sag materially or inflation worsens, neither of which our economists currently expect. Attitudes toward stock ownership in this country have been healthy for years and have only been encouraged by the lowering of the long-term capital gains tax rate and the launching of Roth IRAs. There is also the future possibility that we could choose to allocate a portion of our personal Social Security Trust Fund to equities. In this context, we believe the Fund remains an especially appropriate vehicle for those concerned about relatively high market valuations but who wish to maintain equity exposure.



                             8 - Scudder Value Fund

                          Glossary of Investment Terms


 FUNDAMENTAL RESEARCH             Analysis of companies based on the projected
                                  impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

 CYCLICAL STOCKS                  Stocks of companies whose earnings fluctuate
                                  with the business cycle. Cyclical industries include steel, cement, paper, machinery, and autos.

 GROWTH STOCK                     Stock of a company that has displayed greater
                                  than average earnings growth and is expected to continue to increase profits rapidly going forward. Stocks of such companies usually trade at a higher price relative to earnings
                                  (higher p/e) and exhibit greater price
                                  volatility.

 MARKET CAPITALIZATION            The value of a company's outstanding shares
                                  of common stock, determined by multiplying the number of shares outstanding by the share price (Shares x Price = Market
                                  Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

 OVER/UNDER WEIGHTING             Refers to the allocation of assets -- usually
                                  by sector, industry, or country --within a portfolio relative to the benchmark index, (i.e. the S&P 500 Index) or an investment universe.

 PRICE/EARNINGS RATIO (P/E)(also  A widely used gauge of a stock's valuation
 "earnings multiple")             that indicates what investors are paying for
                                  a company's earnings on a per share basis.
                                  Typically based on a company's projected earnings for the next 12 months, a higher
                                  "earnings multiple" indicates a
                                  higher-than-expected growth rate and the potential for greater price fluctuations.

 VALUE STOCK                      A company whose stock price does not fully
                                  reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                             9 - Scudder Value Fund

              Investment Portfolio as of March 31, 1998 (Unaudited)

                                                                                              Principal              Market
                                                                                             Amount ($)             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements 2.3%
------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 3/31/98 at 5.85%,
  to be repurchased at $12,184,980 on 4/1/98, collateralized by a $11,185,000 U.S.                                ------------
  Treasury Note, 8.5%, 11/15/2000 (Cost $12,183,000) ....................................     12,183,000            12,183,000
                                                                                                                  ------------
------------------------------------------------------------------------------------------------------------------------------
Commercial Paper 21.2%
Abbott Lab, 5.5%, 4/27/98** .............................................................     15,000,000            14,940,417
Barton Capital Corp., 5.57%, 4/1/98** ...................................................     20,096,000            20,096,000
General Electric Capital Corp., 5.54%, 4/15/98** ........................................     15,000,000            14,965,375
General Motors Acceptance Corp., 5.55%, 4/9/98** ........................................     15,000,000            14,981,500
Goldman Sachs & Co., 5.58, 4/1/98** .....................................................     20,000,000            20,000,000
TransAmerica Finance Corp., 5.53%, 5/13/98** ............................................     15,000,000            14,903,225
Virginia Electric & Power Co., 5.56%, 4/27/98** .........................................     10,000,000             9,960,061
------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (Cost $109,848,886)                                                                         109,846,578
------------------------------------------------------------------------------------------------------------------------------

                                                                                                 Shares
------------------------------------------------------------------------------------------------------------------------------
Common Stocks 76.5%
------------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary 4.1%
Department & Chain Stores 2.5%
Federated Department Stores, Inc.* ......................................................         60,200             3,119,113
J.C. Penney Co., Inc. ...................................................................         35,700             2,702,044
May Department Stores ...................................................................         16,800             1,066,800
Nordstrom, Inc. .........................................................................         45,500             2,903,469
Wal-Mart Stores, Inc. ...................................................................         60,000             3,048,750
                                                                                                                  ------------
                                                                                                                    12,840,176
                                                                                                                  ------------
Hotels & Casinos 1.0%
Mirage Resorts, Inc.* ...................................................................        119,000             2,893,188
Royal Caribbean Cruises Ltd. ............................................................         36,300             2,543,269
                                                                                                                  ------------
                                                                                                                     5,436,457
                                                                                                                  ------------
Specialty Retail 0.6%
Tiffany & Co. ...........................................................................         59,700             2,906,644
                                                                                                                  ------------
Consumer Staples 3.7%
Alcohol & Tobacco 1.1%
Anheuser-Busch Companies, Inc. ..........................................................         49,900             2,310,994
Philip Morris Companies, Inc.  (b) ......................................................         77,900             3,247,456
                                                                                                                  ------------
                                                                                                                     5,558,450
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                             10 - Scudder Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Food & Beverage 2.6%
ConAgra, Inc. ...........................................................................         63,200             2,030,300
H.J. Heinz Co. ..........................................................................         48,100             2,807,838
Interstate Bakeries Corp. ...............................................................        119,000             3,845,188
Kroger Co.* .............................................................................         39,000             1,801,313
Unilever NV (New York shares) ...........................................................         40,800             2,799,900
                                                                                                                  ------------
                                                                                                                    13,284,539
                                                                                                                  ------------
Health 3.8%
Hospital Management 1.4%
Tenet Healthcare Corp.* .................................................................        202,700             7,360,544
                                                                                                                  ------------
Medical Supply & Specialty 0.7%
Becton, Dickinson & Co. .................................................................         56,700             3,859,144
                                                                                                                  ------------
Pharmaceuticals 1.7%
American Home Products Corp. (b) ........................................................         83,300             7,944,738
Schering-Plough Corp. ...................................................................          9,800               800,538
                                                                                                                  ------------
                                                                                                                     8,745,276
                                                                                                                  ------------
Communications 4.7%
Telephone/Communications
Alltel Corp. ............................................................................         36,400             1,590,225
Ameritech Corp. .........................................................................         66,800             3,302,425
Bell Atlantic Corp. .....................................................................         73,400             7,523,500
Century Telephone Enterprises ...........................................................         44,200             2,701,725
Compania Telefonica Nacional de Espana SA (ADR) .........................................         12,500             1,653,125
Tele Danmark A/S (ADR) ..................................................................        100,200             4,571,625
Tele-Communications International, Inc. "A"* ............................................        162,300             3,266,288
                                                                                                                  ------------
                                                                                                                    24,608,913
                                                                                                                  ------------
Financial 16.3%
Banks 7.2%
Banc One Corp. ..........................................................................         68,090             4,306,693
BankAmerica Corp. .......................................................................        131,100            10,832,138
Bankers Trust New York Corp. ............................................................         27,700             3,332,656
Chase Manhattan Corp. ...................................................................         25,100             3,385,363
First Chicago NBD Corp. .................................................................          9,200               810,750
First Union Corp. .......................................................................        136,000             7,718,000
J.P. Morgan & Co., Inc. .................................................................         15,800             2,122,138
NationsBank Corp. .......................................................................         35,800             2,611,163

    The accompanying notes are an integral part of the financial statements.


                             11 - Scudder Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Northern Trust Corp. ....................................................................         14,200             1,061,450
Norwest Corp. ...........................................................................         27,400             1,138,813
                                                                                                                  ------------
                                                                                                                    37,319,164
                                                                                                                  ------------
Insurance 7.9%
AFLAC, Inc. .............................................................................         14,700               929,775
Allstate Corp. (b) ......................................................................         34,200             3,144,263
Cigna Corp. .............................................................................         13,500             2,767,500
EXEL Ltd. (ADR) .........................................................................         41,400             3,208,500
General Re Corp. ........................................................................         21,100             4,655,188
MBIA, Inc. ..............................................................................         85,200             6,603,000
Mid Ocean, Ltd. .........................................................................         39,100             3,030,250
Nationwide Financial Services, Inc. "A" .................................................         33,100             1,435,713
PMI Group, Inc. .........................................................................         13,300             1,073,975
PartnerRe Holdings Ltd. .................................................................         86,000             4,224,750
Safeco Corp. ............................................................................         62,200             3,399,619
Transamerica Corp. ......................................................................          7,200               838,800
Travelers Group, Inc. ...................................................................         45,400             2,724,000
Travelers Property & Casualty Insurance Co. "A" .........................................         34,600             1,522,400
UNUM Corp. ..............................................................................         25,800             1,423,838
                                                                                                                  ------------
                                                                                                                    40,981,571
                                                                                                                  ------------
Consumer Finance 0.1%
SLM Holding Corp. .......................................................................         10,500               458,063
                                                                                                                  ------------
Other Financial Companies 1.1%
American Express Credit Corp. ...........................................................         20,200             1,854,613
Federal National Mortgage Association ...................................................         59,300             3,750,725
                                                                                                                  ------------
                                                                                                                     5,605,338
                                                                                                                  ------------
Media 4.6%
Advertising 4.2%
Interpublic Group of Companies, Inc. ....................................................         30,250             1,879,281
WPP Group PLC (ADR) .....................................................................        347,100            20,131,781
                                                                                                                  ------------
                                                                                                                    22,011,062
                                                                                                                  ------------
Cable Television 0.4%
Tele-Communications Inc. "A"* ...........................................................         66,547             2,069,196
                                                                                                                  ------------
Service Industries 4.4%
EDP Services 0.4%
Electronic Data Systems Corp. ...........................................................         59,000             2,706,625
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                             12 - Scudder Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Environmental Services 0.8%
Browning Ferris Industries ..............................................................        120,200             3,921,525
                                                                                                                  ------------
Investment 1.7%
Donaldson, Lufkin & Jenrette Securities Corp. ...........................................          8,300               704,463
Franklin Resources, Inc. ................................................................         41,200             2,183,600
Merrill Lynch & Co., Inc. ...............................................................         70,100             5,818,300
                                                                                                                  ------------
                                                                                                                     8,706,363
                                                                                                                  ------------
Miscellaneous Commercial Services 1.5%
AccuStaff, Inc.* ........................................................................        125,000             4,312,500
Federal Express Corp.* ..................................................................         48,500             3,449,563
                                                                                                                  ------------
                                                                                                                     7,762,063
                                                                                                                  ------------
Durables 7.1%
Aerospace 0.3%
Lockheed Martin Corp. ...................................................................         13,782             1,550,475
                                                                                                                  ------------
Automobiles 5.5%
Coltec Industries, Inc.* ................................................................         64,400             1,610,000
Dana Corp. ..............................................................................         43,200             2,513,700
Eaton Corp. .............................................................................         40,500             3,855,094
Ford Motor Co. ..........................................................................        126,200             8,179,338
Genuine Parts Co. .......................................................................         12,900               491,813
Magna International, Inc. "A" ...........................................................        133,600            10,412,450
Tower Automotive, Inc.* .................................................................         34,400             1,548,000
                                                                                                                  ------------
                                                                                                                    28,610,395
                                                                                                                  ------------
Tires 1.3%
Goodyear Tire & Rubber Co. ..............................................................         87,400             6,620,550
                                                                                                                  ------------
Manufacturing 6.9%
Chemicals 1.6%
Praxair, Inc. ...........................................................................         83,900             4,315,606
Sigma-Aldrich Corp. .....................................................................        105,800             3,941,050
                                                                                                                  ------------
                                                                                                                     8,256,656
                                                                                                                  ------------
Diversified Manufacturing 2.2%
Olin Corp. ..............................................................................         42,300             1,985,456
TRW, Inc. ...............................................................................         66,200             3,649,275
Textron, Inc. ...........................................................................         75,900             5,844,300
                                                                                                                  ------------
                                                                                                                    11,479,031
                                                                                                                  ------------

    The accompanying notes are an integral part of the financial statements.


                             13 - Scudder Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Electrical Products 0.5%
Philips Electronics NV (New York shares) ................................................         37,300             2,739,219
                                                                                                                  ------------
Machinery/Components/Controls 1.6%
Parker-Hannifin Group ...................................................................        141,950             7,274,938
Timken Co. ..............................................................................         23,800               804,738
                                                                                                                  ------------
                                                                                                                     8,079,676
                                                                                                                  ------------
Specialty Chemicals 1.0%
BetzDearborn, Inc. ......................................................................         89,000             5,022,938
                                                                                                                  ------------
Technology 4.9%
Computer Software 0.4%
Sterling Software, Inc.* ................................................................         36,300             2,050,950
                                                                                                                  ------------
Diverse Electronic Products 2.3%
Applied Materials, Inc. .................................................................         80,900             2,856,781
Harris Corp. ............................................................................        175,400             9,142,725
                                                                                                                  ------------
                                                                                                                    11,999,506
                                                                                                                  ------------
Electronic Components/Distributors 0.5%
Avnet, Inc. .............................................................................         47,400             2,728,463
                                                                                                                  ------------
Electronic Data Processing 1.5%
Compaq Computer Corp. ...................................................................         72,800             1,883,700
International Business Machines Corp. ...................................................         55,200             5,733,900
                                                                                                                  ------------
                                                                                                                     7,617,600
                                                                                                                  ------------
Military Electronics 0.2%
Raytheon Co. "A" ........................................................................         20,302             1,154,676
                                                                                                                  ------------
Energy 6.2%
Oil & Gas Production 0.6%
Imperial Oil Ltd. .......................................................................         32,000             1,810,000
Union Texas Petroleum Holdings, Inc. ....................................................         62,300             1,378,388
                                                                                                                  ------------
                                                                                                                     3,188,388
                                                                                                                  ------------
Oil Companies 4.7%
Amoco Corp. (b) .........................................................................         16,400             1,416,550
Chevron Corp. ...........................................................................         35,800             2,875,188
Exxon Corp. .............................................................................         28,100             1,900,263
Mobil Corp. .............................................................................         97,500             7,470,938
Repsol SA (ADR) .........................................................................         74,900             3,810,538

    The accompanying notes are an integral part of the financial statements.


                             14 - Scudder Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
Total SA (ADR)* .........................................................................         71,084             4,269,483
YPF SA "D" (ADR) ........................................................................         85,300             2,900,200
                                                                                                                  ------------
                                                                                                                    24,643,160
                                                                                                                  ------------
Oilfield Services/Equipment 0.9%
Santa Fe International Corp. ............................................................        121,600             4,613,200
                                                                                                                  ------------
Metals & Minerals 0.1%
Coal Mining
Zeigler Coal Holding Co. ................................................................         43,100               738,088
                                                                                                                  ------------
Construction 0.2%
Building Products
American Standard Companies, Inc.* ......................................................         19,800               908,325
                                                                                                                  ------------
Transportation 4.7%
Airlines 2.0%
AMR Corp.* (b) ..........................................................................         10,800             1,546,425
Delta Air Lines, Inc. ...................................................................         73,700             8,715,025
                                                                                                                  ------------
                                                                                                                    10,261,450
                                                                                                                  ------------
Marine Transportation 1.0%
Knightsbridge Tankers Ltd. ..............................................................         86,100             2,453,850
NedLloyd Groep NV (ADR) .................................................................        203,200             2,463,800
Teekay Shipping Corp. ...................................................................          5,800               180,525
                                                                                                                  ------------
                                                                                                                     5,098,175
                                                                                                                  ------------
Railroads 1.6%
CSX Corp. ...............................................................................         19,100             1,136,450
Canadian National Railway ...............................................................         74,600             4,798,215
Wisconsin Central Transportation Co.* ...................................................         92,700             2,610,084
                                                                                                                  ------------
                                                                                                                     8,544,749
                                                                                                                  ------------
Trucking 0.1%
CNF Transportation, Inc. ................................................................         20,600               740,313
                                                                                                                  ------------
Utilities 4.8%
Electric Utilities
CILCORP, Inc. ...........................................................................         60,800             2,933,600
Energy Group PLC (ADR) ..................................................................         75,600             4,257,225
Entergy Corp. ...........................................................................        140,400             4,176,900
Northeast Utilities .....................................................................         20,000               286,250
Northern States Power Co. ...............................................................         85,400             5,038,600

    The accompanying notes are an integral part of the financial statements.


                             15 - Scudder Value Fund

                                                                                                                     Market
                                                                                                 Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------
PacifiCorp ..............................................................................         72,200             1,777,925
TNP Enterprises, Inc. ...................................................................         85,500             2,826,844
Unicom Corp. ............................................................................         99,100             3,468,500
                                                                                                                  ------------
                                                                                                                    24,765,844
------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $313,844,169)                                                                            397,552,940
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $435,876,055) (a)                                                       519,582,518
------------------------------------------------------------------------------------------------------------------------------

    * Non-income producing security.

   ** Annualized yield at time of purchase; not a coupon rate. (Unaudited)

  (a) The cost for federal income tax purposes was $435,876,055. At March 31, 1998, net unrealized appreciation for all securities based on tax cost was $83,706,463. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $85,099,856 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,393,393.

  (b) At March 31, 1998, these securities, in part, have been pledged to cover initial margin requirements for open futures contracts.

      At March 31, 1998, open futures contracts purchased long were as follows:

                                                           Aggregate
         Futures            Expiration    Contracts      Face Value ($)           Market Value ($)
         -------            ----------    ---------      --------------           ----------------
         S&P 500 Index      June 1998        231          62,295,873                 64,160,250
                                                          ----------                 ----------
         Total unrealized appreciation on open futures contracts purchased long ...   1,864,377
                                                                                     ==========

    The accompanying notes are an integral part of the financial statements.


                             16 - Scudder Value Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                        as of March 31, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $435,876,055) ...............      $ 519,582,518
                 Cash ................................................................            165,074
                 Dividends and interest receivable ...................................            382,147
                 Receivable for Fund shares sold .....................................          2,106,947
                 Receivable for daily variation margin on open futures contracts .....            289,865
                 Receivable for foreign taxes recoverable ............................             34,371
                 Deferred organization expense .......................................              2,512
                 Other assets ........................................................              1,200
                                                                                           ----------------
                 Total assets ........................................................        522,564,634
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ...................................         15,905,741
                 Payable for Fund shares redeemed ....................................            514,691
                 Accrued management fee ..............................................            293,327
                 Other payables and accrued expenses .................................            205,677
                                                                                           ----------------
                 Total liabilities ...................................................         16,919,436
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 505,645,198
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed net investment income .................................          1,531,453
                 Unrealized appreciation (depreciation) on:
                    Investments ......................................................         83,706,463
                    Futures ..........................................................          1,864,377
                    Foreign currency related transactions ............................               (146)
                 Accumulated net realized gain (loss) ................................         15,873,478
                 Paid-in capital .....................................................        402,669,573
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 505,645,198
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($505,645,198 / 20,204,529 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) .......................................................             $25.03
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                             17 - Scudder Value Fund

                             Statement of Operations

                   six months ended March 31, 1998 (Unaudited)

Investment Income
------------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Dividends (net of foreign taxes withheld of $47,953) ................      $   2,551,748
                 Interest ............................................................          2,269,056
                                                                                           -----------------
                                                                                                4,820,804
                 Expenses:
                 Management fee ......................................................          1,317,578
                 Services to shareholders ............................................            630,760
                 Custodian and accounting fees .......................................             55,328
                 Trustees' fees and expenses .........................................             22,620
                 Reports to shareholders .............................................             60,684
                 Auditing ............................................................             18,252
                 Registration fees ...................................................             92,813
                 Legal ...............................................................              7,384
                 Amortization of organization expenses ...............................              4,454
                 Other ...............................................................              6,197
                                                                                           -----------------
                                                                                                2,216,070
                --------------------------------------------------------------------------------------------
                 Net investment income                                                          2,604,734
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from:
                 Investments .........................................................         12,267,020
                 Futures .............................................................         10,492,663
                 Foreign currency related transactions ...............................                 34
                                                                                           -----------------
                                                                                               22,759,717
                 Net unrealized appreciation (depreciation) during the period on:
                 Investments .........................................................         35,427,980
                 Futures .............................................................            606,294
                 Foreign currency related transactions ...............................               (203)
                                                                                           -----------------
                                                                                               36,034,071
                --------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                    58,793,788
                --------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $  61,398,522
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                             18 - Scudder Value Fund

                       Statements of Changes in Net Assets

                                                                                  Six Months
                                                                                     Ended              Year
                                                                                   March 31,            Ended
                                                                                     1998           September 30,
Increase (Decrease) in Net Assets                                                 (Unaudited)           1997
-----------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .......................................  $   2,604,734      $   2,709,350
                 Net realized gain (loss) from investment transactions .......     22,759,717         17,587,309
                 Net unrealized appreciation (depreciation) on investment
                   transactions during the period ............................     36,034,071         39,472,281
                                                                               ----------------   ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ................................................     61,398,522         59,768,940
                                                                               ----------------   ----------------
                 Distributions to shareholders from:
                 Net investment income .......................................     (3,472,885)          (370,246)
                                                                               ----------------   ----------------
                 Net realized gain (loss) from investment transactions .......    (23,876,077)        (7,822,998)
                                                                               ----------------   ----------------
                 Fund share transactions:
                 Proceeds from shares sold ...................................    204,973,414        219,411,450
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions .............................     26,526,832          8,028,455
                 Cost of shares redeemed .....................................    (57,884,387)       (69,910,114)
                                                                               ----------------   ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions ..............................................    173,615,859        157,529,791
                                                                               ----------------   ----------------
                 Increase in net assets ......................................    207,665,419        209,105,487
                 Net assets at beginning of period ...........................    297,979,779         88,874,292
                 Net assets at end of period (including undistributed net
                   investment income of $1,531,453 and $2,399,604,             ----------------   ----------------
                   respectively) .............................................  $ 505,645,198      $ 297,979,779
                                                                               ----------------   ----------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ...................     12,664,615          5,071,691
                                                                               ----------------   ----------------
                 Shares sold .................................................      8,829,070         10,534,988
                 Shares issued to shareholders in reinvestment of
                   distributions .............................................      1,219,064            446,770
                 Shares redeemed .............................................     (2,508,220)        (3,388,834)
                                                                               ----------------   ----------------
                 Net increase (decrease) in Fund shares ......................      7,539,914          7,592,924
                                                                               ----------------   ----------------
                 Shares outstanding at end of period .........................     20,204,529         12,664,615
                                                                               ----------------   ----------------

    The accompanying notes are an integral part of the financial statements.


                             19 - Scudder Value Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                                    For the Period
                                                                                                                   December 31, 1992
                                                Six Months                                                         (commencement of
                                                  Ended                                                             operations) to
                                             March 31, 1998                  Years Ended September 30,               September 30,
                                             (Unaudited)(a)      1997(a)        1996        1995        1994              1993
------------------------------------------------------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
Net asset value, beginning of period .....       $23.53          $17.52        $15.87      $13.08      $13.38           $12.00
Income from investment operations:             -------------------------------------------------------------------------------------
Net investment income ....................          .16             .34           .21         .18         .13              .10
Net realized and unrealized gain on
   investments ...........................         3.23            7.22          2.40        2.86         .11             1.28
                                               -------------------------------------------------------------------------------------
Total from investment operations .........         3.39            7.56          2.61        3.04         .24             1.38
Less distributions from:                       -------------------------------------------------------------------------------------
Net investment income ....................         (.24)           (.07)         (.04)       (.12)       (.11)              --
Net realized gains on investment
   transactions ..........................        (1.65)          (1.48)         (.92)       (.13)       (.43)              --
                                               -------------------------------------------------------------------------------------
Total distributions ......................        (1.89)          (1.55)         (.96)       (.25)       (.54)              --
                                               -------------------------------------------------------------------------------------
                                               -------------------------------------------------------------------------------------
Net asset value, end of period ...........       $25.03          $23.53        $17.52      $15.87      $13.08           $13.38
------------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) .....................        15.61**         45.80         17.18       23.62        1.88            11.50**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...          506             298            89          68          35               29
Ratio of operating expenses, net to
   average daily net assets (%) ..........         1.20*           1.24          1.25        1.25        1.25             1.25*
Ratio of operating expenses before expense
   reductions, to average daily net
   assets (%) ............................         1.20*           1.28          1.31        1.44        1.61             2.16*
Ratio of net investment income to average
   daily net assets (%) ..................         1.41*           1.67          1.34        1.57        1.16             1.56*
Portfolio turnover rate (%) ..............         39.1*           47.4          90.8        98.2        74.6             60.8*
Average commission rate paid (c) .........       $.0568          $.0577        $.0577      $   --      $   --           $   --

(a)   Based on monthly average shares outstanding during the period.
(b)   Total return would have been lower had certain expenses not been reduced.
(c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years beginning on or after October 1, 1995.
*     Annualized
**    Not annualized


                             20 - Scudder Value Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Value Fund (the "Fund") is a diversified series of Scudder Equity Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Effective April 16, 1998, the Fund closed to certain new investors. Shareholders of the Fund, and the other funds in the Scudder Family as of April 15, 1998, qualified retirement plan investors, and certain others will continue to be eligible to purchase shares of the Fund on a no-load basis.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on Nasdaq. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

  (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.


                             21 - Scudder Value Fund

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to tax equalization. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.


                             22 - Scudder Value Fund

Organization Costs. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

Other. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Original issue discounts are accreted for both tax and financial reporting purposes.

                      B. Purchases and Sales of Securities

During the six months ended March 31, 1998, purchases and sales of investment securities (excluding short-term investments) aggregated $153,578,746 and $58,261,169, respectively.

The aggregate face value of futures contracts opened and closed during the six months ended March 31, 1998 was $266,149,981 and $241,269,474, respectively.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund pays the Adviser a fee equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. For the six months ended March 31, 1998, the amount imposed amounted to $1,317,578, of which $293,327 is unpaid at March 31, 1998.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended March 31, 1998, the amount charged to the Fund by SSC aggregated $413,051, of which $93,178 is unpaid at March 31, 1998.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended March 31, 1998, the amount charged to the Fund by STC aggregated $161,603, of which $45,908 is unpaid at March 31, 1998.


                             23 - Scudder Value Fund

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended March 31, 1998, the amount charged to the Fund by SFAC aggregated $35,253, of which $6,631 is unpaid at March 31, 1998.

The Fund pays each of its Trustees not affiliated with the Adviser an annual fee plus specified amounts for attended board and committee meetings. For the six months ended March 31, 1998, Trustees' fees and expenses aggregated $22,620.


                             24 - Scudder Value Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Value Fund (the "Fund") was held on October 27, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), 345 Park Avenue (at 51st Street), New York, New York 10154. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1.    To elect Trustees.

                                                   Number of Votes:
                                                   ----------------

                       Trustee              For                      Withheld
                       -------              ---                      --------

          Paul Bancroft III              7,374,734                   296,370

          Sheryle J. Bolton              7,370,764                   300,340

          William T. Burgin              7,380,651                   290,454

          Thomas J. Devine               7,374,280                   296,824

          Keith R. Fox                   7,382,919                   288,185

          William H. Luers               7,368,945                   302,160

          Wilson Nolen                   7,369,662                   301,442

          Daniel Pierce                  7,375,998                   295,106

          Kathryn L. Quirk               7,366,753                   304,352

2. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

         For           Against         Abstain         Broker Non-Votes*
         ---           -------         -------         -----------------

      7,133,456        347,899         189,749                 0

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997.)

                                Number of Votes:
                                ----------------

         For           Against          Abstain        Broker Non-Votes*
         ---           -------          -------        -----------------

      6,504,809        604,851          264,630             296,814


                            25 - Scudder Value Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For           Against         Abstain         Broker Non-Votes*
         ---           -------         -------         -----------------

      6,742,226        492,412         304,599              296,364

5. To approve the revision of certain fundamental investment policies.


                                                                             Number of Votes:
                                                                             ----------------
                                                                                                             Broker
                  Fundamental Policies                    For            Against           Abstain         Non-Votes*
                  --------------------                    ---            -------           -------         ----------


             5.1  Diversification                      6,608,120         480,410           285,760          296,814

             5.2  Borrowing                            6,566,059         522,912           285,319          296,814

             5.3  Senior securities                    6,588,600         485,700           299,990          296,814

             5.4  Concentration                        6,570,339         502,139           301,813          296,814

             5.5  Underwriting of securities           6,598,477         478,044           297,769          296,814

             5.6  Investment in real estate            6,605,166         409,872           359,251          296,814

             5.7  Purchase of physical commodities     6,581,987         433,818           358,484          296,814

             5.8  Lending                              6,528,831         482,461           362,997          296,814

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

            For                      Against                    Abstain
            ---                      -------                    -------

         7,296,147                   117,004                    257,953

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                            26 - Scudder Value Fund

                                                This Page
                                              intentionally
                                               left blank.


                            27 - Scudder Value Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Paul Bancroft III
Trustee; Venture Capitalist and
Consultant

Sheryle J. Bolton
Trustee; Chief Executive Officer,
Scientific Learning Corporation

William T. Burgin
Trustee; General Partner,
Bessemer Venture Partners

Thomas J. Devine
Trustee; Consultant

Keith R. Fox
Trustee; President, Exeter Capital
Management Corporation

William H. Luers
Trustee; President, The
Metropolitan Museum of Art

Wilson Nolen
Trustee; Consultant

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Robert W. Lear
Honorary Trustee;
Executive-in-Residence, Visiting
Professor, Columbia University
Graduate School
of Business

Robert G. Stone, Jr.
Honorary Trustee; Chairman
Emeritus and Director, Kirby
Corporation

Donald E. Hall*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Kathleen T. Millard*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                            28 - Scudder Value Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                             29 - Scudder Value Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                             30 - Scudder Value Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                             31 - Scudder Value Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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